CONTRACT LIABILITIES	12 Months Ended
Dec. 31, 2024
Contract liabilities [abstract]
CONTRACT LIABILITIES

12	CONTRACT LIABILITIES

	2024	2023
	USD	USD
Contract liabilities	2,774,460	775,183

Contract liabilities relates to advances collected from customers but goods have yet delivered. These will be recognized as revenue once the control of the goods has been transferred to customers. Management expects that all the unsatisfied performance obligation as at the end of the reporting period may be recognized as revenue within the next twelve months from balance sheet date. Increase in contract liabilities is due to more deposit received in advance.